                                                                EXHIBIT 10.2



                            FIRST BANKING COMPANY OF
                      SOUTHEAST GEORGIA PROFIT SHARING PLAN
                                 TRUST AGREEMENT


         THIS AGREEMENT (hereinafter referred to as the "Trust") made on the 30th day of December, 1988, by and between FIRST BANKING COMPANY OF SOUTHEAST GEORGIA, a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Primary Sponsor"); FIRST BULLOCH BANK & TRUST COMPANY ("First Bulloch"), METTER BANKING COMPANY ("Metter") and each corporation or Affiliate hereafter adopting the First Banking Company of Southeast Georgia Profit Sharing Plan (the "Plan") as provided therein (First Bulloch, Metter, and each such corporation or Affiliate being hereinafter sometimes individually referred to as a "Plan Sponsor"); and FIRST BULLOCH BANK & TRUST COMPANY (hereinafter referred to as the "Trustee"):

                              W I T N E S S E T H:

         WHEREAS, the Primary Sponsor established a trust agreement under the First Banking Company of Southeast Georgia Uniform Profit Sharing Plan under an indenture dated December 11, 1985 (the "Old Trust" and "Old Plan", respectively); and

         WHEREAS, First Bulloch adopted the Old Plan and Old Trust; and

         WHEREAS, Metter maintains the Metter Banking Company Profit Sharing Plan under an indenture effective January 1, 1984 (the "Metter Plan"); and

         WHEREAS, the Primary Sponsor, First Bulloch, and Metter will amend and restate the Old Plan and the Metter Plan into the Plan effective January 1, 1989; and

         WHEREAS, the Primary Sponsor, First Bulloch, and Metter desire to amend and restate the Old Trust and the trust under the Metter Plan into the Trust;

         NOW, THEREFORE, the Primary Sponsor, First Bulloch, and Metter, hereby amend and restate the Old Trust and the trust under the Metter Plan into the Trust, effective January 1, 1989, as follows:


                                   SECTION I.

                                   DEFINITIONS

         All terms and definitions contained in the Plan are hereby incorporated in the Trust by reference except to the extent that the terms of the Trust clearly indicate to the contrary.
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                                  SECTION II.

                                    THE FUND

         The Primary Sponsor hereby establishes the Fund with the Trustee. The Fund shall be held, managed and administered by the Trustee in trust in accordance with the provisions of the Plan and of the Trust without distinction between principal and income. At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of taxes and administrative expenses and to the return of contributions to a Plan Sponsor under the specific conditions set forth in the Plan.

                                  SECTION III.

                 MAINTENANCE OF AND DISTRIBUTIONS FROM ACCOUNTS

         (a) The Plan Administrator shall maintain Accounts in accordance with the Plan.

         (b) A written notice, direction, statement or certificate to the Trustee, to the extent authorized in and given in accordance with the terms and conditions of the Plan, is the notice, direction, statement or certificate of the person so giving it, and the Trustee may rely upon the notice, direction, statement or certificate, and the authenticity and genuineness thereof and of the signatures thereon, and the authority of the person or persons executing and delivering it, without making inquiry in regard thereto. The Trustee is not charged with any notice of any direction, statement or certificate whatsoever unless given in accordance with the Plan, including, without limitation, notification of any changes in the identity or authority of any Fiduciary (other than the Trustee) or any other person acting in regard to the Plan.

         (c) The Trustee shall from time to time, on the written direction of the Plan Administrator, make payments out of the Fund to the persons, in the manner and in the amounts, as may be specified in the written directions of the Plan Administrator, and upon any payments being made, the amount thereof shall no longer constitute a part of the Fund. The Plan Administrator assumes all responsibility with respect to the directions and the application of the payments. The Trustee is under no duty to enforce payments of any contributions to the Fund and is not responsible for the adequacy of the Fund to meet and discharge any or all liabilities arising in connection with the Plan or the Trust.

         (d) In the event that any dispute arises as to the persons to whom the payment of any funds or delivery of any assets shall be made by the Trustee, the Trustee may withhold such payment or delivery until the dispute has been determined by a court of competent jurisdiction or has been settled by the parties concerned and may, in its sole discretion, submit any such dispute to a court of competent jurisdiction.


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

                                   SECTION IV.

                                   INVESTMENTS

         (a) Subject to the provisions of Sections IV, V and VI hereof, the Trustee agrees to invest the assets of the Fund with the care, skill and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters pursuant to the Trust would use in the conduct of an enterprise of a like character and with like aims.

         (b) The Trustee shall invest the assets of the Fund held in the Matching Accounts and ROA Accounts of Members primarily in shares of Company Stock to the extent such Company Stock is available. The number of shares of Company Stock purchased by the Trustee using all or any portion of a Member's Matching Account or ROA Account shall be allocated to the Company Stock Subaccount of each such Account, as appropriate, as of the Valuation Date coinciding with or next following the date of acquisition.

         (c) Since from time to time shares of Company Stock may not be available and since all of the assets of the Fund will not be invested in shares of Company Stock, the Primary Sponsor shall give written notice to the Trustee of the other investment goals and objectives of the Plan upon which notice the Trustee shall be entitled to rely in investing and reinvesting the Fund until the Trustee receives a subsequent notice in regard to such investment goals and objectives. In order to attain the other investment goals and objectives of the Plan, or, if the Primary Sponsor has not given the Trustee the notice, to attain the "Normal Investment Goals and Objectives of the Trustee" as set out in Paragraph (e) of this Section IV, subject, however, to the terms of the Plan and the Trust and the provisions of ERISA, the Trustee has the authority to invest and reinvest the principal and income of the Fund and keep the Fund invested, without distinction between principal and income, in securities or in property, real or personal and wherever situated, as the Trustee deems advisable, in its sole discretion. The Trustee may make investments and reinvestments in, and may purchase, acquire, obtain, retain, sell, transfer, pledge, hypothecate or encumber common or preferred stocks, shares of mutual funds, trust and participation certificates, bonds and mortgages, other evidences of indebtedness or ownership, certificates of deposit and savings accounts or plans, including, without limitation, certificates of deposit and savings accounts or plans established or to be established by the Trustee, and group trusts or collective investment funds including, without limitation, group trusts or collective investment funds operated or to be operated by the Trustee, covered call options, put options, and financial futures contracts, irrespective of whether such securities or property shall be of a character authorized from time to time by applicable state law for trust investments.

         (d) Notwithstanding any language in the Trust to the contrary, the Trustee shall not invest in any securities issued by the Primary Sponsor or any affiliate (as defined in ERISA Section 407(d)(7)) of the Primary Sponsor unless the securities are "Qualifying Employer Securities" which means, for purposes of the Plan and the Trust, securities of the Primary Sponsor or any Affiliate which are stock; provided, however, that, in no event shall the Trustee be required to invest in Qualifying Employer Securities if the Trustee makes a good faith determination that the investment would be contrary to ERISA Section 406 or
Section 4975 or


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the Code, taking into consideration, however, only the relative merits of the
Qualifying Employer Securities without considering other investment alternatives. Notwithstanding anything herein to the contrary, the Trustee may not be required to invest in any real property leased to or used by a Plan Sponsor or any Affiliate of a Plan Sponsor.

         (e) The Normal Investment Goals and Objectives of the Trustee when the acquisition of shares of Company Stock is not possible are capital growth, conservation of principal and production of income through the receipt of interest or dividends from investments.

         (f) In addition to any other investments proper under the Trust, the Trustee may, after receiving the prior approval of the Primary Sponsor, from time to time invest all or any part of the Fund in one or more group trusts or collective investment funds now existing or hereafter established (including, without limitation, trusts or funds established by the Trustee), which contemplate the commingling for investment purposes of the funds therein with trust assets of other pension plans as defined in ERISA which are qualified under Section 401 of the Code and established by other businesses, institutions and organizations. The terms and provisions of the declaration of trust creating any group trust or collective investment fund in which all or any part of the Fund is invested, as in force and effect at the time of the investment and as thereafter amended, are hereby adopted and made a part hereof, and any part of the Fund so invested shall be subject to all of the terms and provisions, as in force and effect at the time of the investment and as thereafter amended, of any declaration of trust creating the group trust or collective investment fund. The Trustee shall, after receiving written approval from the Primary Sponsor, from time to time withdraw from the group trust or collective investment fund all or a part of the Fund as the Trustee may deem advisable.


                                   SECTION V.

                               INVESTMENT MANAGER

         (a) In the event an Investment Manager is designated in accordance with the provisions of the Plan, the Trustee shall either (i) turn over to the Investment Manager for investment, all or the portion of the Fund as is specified in a written direction to the Trustee from the Primary Sponsor, in which case the assets shall continue to be a part of the Fund, even though not in the possession of the Trustee, or (ii) invest and reinvest all or the portion of the Fund as shall be specified in a written direction to the Trustee from the Primary Sponsor in the manner as the Investment Manager directs the Trustee in writing. In either event, whether the Trustee actually gives the Investment Manager possession of all or any portion of the Fund or is required to invest all or any portion of the Fund as directed by the Investment Manager, the Trustee has no discretion with respect to the investment or reinvestment of such portion and is not liable for that portion of the Fund invested by or under the direction of the Investment Manager or for any acts or omissions of the Investment Manager or for following or for taking or refraining from taking any action at any direction of the Investment Manager given prior to receipt by the Trustee of written notice from the Primary Sponsor of revocation of the designation of the Investment Manager or for the failure of the Investment Manager to give a


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

direction or for any act or omission in connection with such failure. The Trustee has no responsibility for any assets of the Fund while in the possession of the Investment Manager or while the assets have not been returned to the possession of the Trustee, and the Trustee is entitled to rely upon notice of the designation of an Investment Manager from the Primary Sponsor until notified in writing by the designating party that the designation is no longer in effect.

         (b) During any period of time in which an Investment Manager directs the investment of a portion of the Fund, the Trustee shall continue to receive all securities purchased against payment therefor and to deliver all securities sold against receipt of the proceeds therefrom. Any duly designated Investment Manager authorized to direct investments may from time to time issue orders on behalf of the Trustee for the purchase or sale of securities directly to a broker or dealer and for that purpose the Trustee shall, upon request, execute and deliver to such Investment Manager one or more trading authorizations. Written notification of the issuance of each order shall be given promptly to the Trustee by the Investment Manager and the execution of each order shall be confirmed by the broker to the Investment Manager and to the Trustee. The notification is the authority of the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom, as the case may be. All directions concerning investments of the Investment Manager shall be signed by the person acting on behalf of the Investment Manager, as may be duly authorized in writing; provided, however, that the transmission by the Investment Manager to the Trustee of directions by photostatic teletransmission with duplicate or facsimile signature or signatures is considered a delivery in writing of the directions until the Trustee is notified in writing by the Primary Sponsor that the use of such devices with duplicate or facsimile signatures is no longer authorized. The Trustee shall be entitled to rely upon directions which it receives by such means prior to receipt of notice from the Primary Sponsor that they are no longer authorized, and the Trustee shall not be responsible for the consequences of any unauthorized use of a device which use was not known by the Trustee at the time to be unauthorized.

         (c) Notwithstanding any other provision of the Trust or the Plan, the Trustee is under no duty to make any review of investments acquired for the Plan at the direction or order of an Investment Manager or to make any recommendation with respect to disposing of or continuing to retain any such investment.

         (d) Notwithstanding any other provision of the Trust or the Plan, the Trustee has no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased, of which notice was given prior to the purchase of the securities, and shall have no obligation to exercise the right unless the Trustee is informed of the existence thereof by the Investment Manager and is requested in writing by the Investment Manager to exercise the right within a reasonable time before the time for the exercise thereof expires.

         (e) Notwithstanding any other provision of the Trust or the Plan, in the event that the Trustee is directed to purchase securities issued by any foreign government or agency thereof, or by any corporation domiciled outside of the continental limits of the United States or


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

its territories, it is the responsibility of the Investment Manager to advise the Trustee in writing with respect to any laws or regulations of any foreign countries which applies, in any manner whatsoever, to the securities, including, but not limited to, receipt of dividends or interest by the Trustee from the securities.


                                  SECTION VI.

                              INVESTMENT COMMITTEE

         (a) In the event an Investment Committee is designated in accordance with the Plan, the Trustee shall, unless otherwise directed in writing, invest and reinvest all of the Fund in the manner directed by the Investment Committee; provided, however, that the Trustee shall only be subject to proper directions of the Investment Committee which are made in accordance with the terms of the Plan and which are not contrary to ERISA and the Code.

         (b) The Board of Directors may in writing direct that only a portion of the Fund shall be invested and reinvested as the Investment Committee designated by it shall direct, in which case the Trustee shall invest and reinvest the balance of the Fund pursuant to Section IV hereof, subject to Sections V and VI hereof.


                                  SECTION VII.

                                 TRUSTEE POWERS

         In the administration of the Trust, in addition to, and not in limitation of, any powers or authority of the Trustee under the Trust or which the Trustee has under applicable law in addition thereto (all such additional powers and authority being specifically hereby granted to the Trustee), the Trustee is authorized and empowered to do the following, without advertisement and without order of court and without having to post bond or make any returns or report of its doings to any court:

         (a) To purchase or subscribe for any securities or property, including, without limitation, shares of mutual funds, and to retain the same in trust;

         (b) To sell, exchange, convey, transfer, or otherwise dispose of, any securities or property held by it, by private contract or at public auction, with or without advertising, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any sale or other disposition;

         (c) To vote any stocks, bonds or other securities except for these securities held at the direction of the Investment Manager as described in
Section V hereof; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate

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

reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held as part of the Fund;

         (d) To register any investment held as a part of the Fund in its own name or in the name of a nominee, and to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the national securities markets, but the books and records of the Trustee shall at all times show that all investments are part of the Fund;

(e) To write covered call options and to purchase or sell put options and financial futures contracts;

         (f) To employ and act through suitable agents, accountants, appraisers and attorneys (who may be counsel for the Trustee) and to pay their reasonable expenses and compensation, and the Trustee may from time to time consult with counsel (who, without limitations may be counsel to the Trustee or to a Plan Sponsor), and shall be protected to the extent the law permits in acting upon the advice of counsel in regard to legal questions, and may also from time to time employ agents and expert assistants and delegate to them the ministerial duties which it sees fit, and in which event the Trustee shall periodically review the performance of the persons to whom these duties have been delegated;

         (g) To borrow or raise moneys for the purposes of the Trust in such amounts, and upon such terms and conditions, as the Trustee in its absolute discretion may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to require into the validity, expediency or propriety of the borrowing;

         (h) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments or agreements that may be necessary or appropriate to carry out the powers of the Trustee under this Trust or incidental thereto;

         (i) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Fund, to commence or defend any suits or legal or administrative proceedings arising or necessary or appropriate in connection with the Plan, the Trust, the Fund, the administration and operation thereof or the powers or authority of the Trustee under the Trust, and to represent the Plan, the Trust, and the Fund in all suits and legal and administrative proceedings;

         (j) To keep such Portions of the Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interest of the Trust, it being understood that the Trustee shall not be required to pay any interest on any cash balances; and


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

         (k) Generally, to do all such acts and to execute and deliver all such instruments as in the judgment of the Trustee may be necessary or desirable to carry out any powers or authority of the Trustee, without advertisement and without order of court and without having to post bond or make any returns or report of its doings to any court.

         Notwithstanding any other term or condition of the Trust or the Plan, the Trustee shall neither engage in any transaction with the assets of the Fund in violation of the provisions of Section 406 of ERISA nor violate the provisions of Section 406 of ERISA, nor may the Trustee purchase or sell Company Stock or determine the price at which Company Stock will be purchased or sold, except at the proper direction of the Investment Committee, or, in the event an Investment Committee has not been appointed, the Board of Directors or an appropriate committee thereof, which direction is given in accordance with the terms of the Plan and is not contrary to ERISA.


                                 SECTION VIII.

                              TRUSTEE COMPENSATION

         (a) The Trustee's compensation shall be such as may be agreed upon from time to time in a separate written agreement between the Primary Sponsor and the Trustee and shall be paid by the Primary Sponsor, but until paid shall constitute a charge on the assets held by the Trustee under the Trust. In the event the Primary Sponsor shall fail to pay to the Trustee its compensation and expenses within ninety (90) days of invoicing of the same to the Primary Sponsor by the Trustee, the Trustee is authorized to use the assets held by the Trustee under the Trust to pay its unpaid compensation and expenses. Notwithstanding the foregoing, no person, if any, who serves as the Trustee and who receives full-time pay from a Plan Sponsor shall be entitled to receive any compensation from the Fund, except for the reimbursement of expenses properly and actually incurred by him in his role as Trustee.

         (b) All taxes of whatever kind or nature that may be levied or assessed under existing or future laws upon, or in respect of, the Plan, the Trust, the Fund or the income or gains thereof or therefrom shall be paid from the Fund.


                                  SECTION IX.

                             TRUSTEE RESPONSIBILITY

         The Trustee is not responsible for the application, investment or other disposition of any funds or property held or managed by, or otherwise subject to direction by, any person other than the Trustee. The Trustee is not responsible for the application of any funds or property held by it under the Trust which have been paid to the Plan Administrator or which have been paid pursuant to the Plan and the Trust or as directed by the Plan Administrator. The Trustee has no responsibility with respect to any administration of the Plan or the payment of any benefits under the Plan.



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

                                   SECTION X.

                                  RECORDKEEPING

         The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions pursuant to the Plan and the Trust, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by the Plan Administrator. Within ninety (90) days following the later of the close of each Plan Year or the receipt of a Plan Sponsor's contribution, and within ninety (90) days after
(a) the removal or resignation of the Trustee, (b) the death, removal or resignation of an individual trustee, if any, or (c) the termination of the Trust (hereinafter the date of an event described in Subsection (a), (b) or (c) of this Section is referred to as a "Report Date"), the Trustee shall file with the Plan Administrator a written account setting forth (i) all investments, receipts, disbursements and other transactions effected by it during such Plan Year or during the period from the last Valuation Date to the Report Date and
(ii) the determination of the Trustee of the net income or net loss of the Fund pursuant to the Plan for such Plan Year or during the period from the last Valuation Date to the Report Date and the determination of the Trustee of the fair market value of the assets of the Fund pursuant to the Plan as at the Valuation Date or as at the Report Date, as the case may be, except that unless the Report Date is also a Valuation Date, no allocation of net income, net loss, earnings, gains or losses shall be made to the Account of a Member.


                                  SECTION XI.

                      REMOVAL OR RESIGNATION OF TRUSTEE AND
                        AMENDMENT OR TERMINATION OF TRUST

         (a) Any Trustee may be removed by the Primary Sponsor at any time upon ninety (90) days' notice in writing to such Trustee and to the Plan Administrator, given by the Primary Sponsor. Any Trustee may resign at any time upon ninety (90) days' notice in writing to the Primary Sponsor and the Plan Administrator.

         (b) Upon the death, removal or resignation of an individual trustee, the Primary Sponsor may appoint a successor to the individual trustee who shall have the same powers and duties under this Trust as the individual trustee; provided, however, upon the death of the last remaining individual trustee the Primary Sponsor shall appoint a successor as soon as possible. Until a successor, if any, is appointed the remaining person or persons constituting the Trustee may continue to act as Trustee.

         (c) Upon the removal or resignation of the Trustee the Primary Sponsor shall appoint a successor who shall have the same powers and duties as those conferred upon the Trustee under this Trust, and, upon receipt by the Trustee of a written acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over to the successor trustee the funds and properties then constituting the Fund; provided, however, the


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

Trustee shall not be required to pay over funds and properties to a successor trustee unless the Trustee shall be discharged from all liability for any taxes which may be due and owing by the Plan and Trust, or unless either (i) the successor trustee, who must be acceptable to the Trustee, indemnifies the Trustee against any liability or (ii) each Plan Sponsor so indemnifies the Trustee and the Trustee in its sole discretion agrees to accept indemnification. In the event that by the end of the ninety (90) day notice period, the Primary Sponsor fails to appoint a successor trustee or the Trustee has not received a written acceptance from a successor trustee, then at any time after the end of the ninety (90) day notice period the Trustee may file an appropriate action in a court of competent jurisdiction and assign, transfer and pay over to the custody of the court the funds and properties then held by the Trustee constituting the Fund. Upon assignment, transfer and payment to a successor trustee or to the court, as the case may be, the Trustee shall be relieved of all further duties, responsibilities, obligations and liabilities in connection with the Plan, the Trust or the Fund. The Trustee is authorized, however, to reserve therefrom such money or property as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of the reserve remaining after the payment of the Trustee's fees and expenses shall be paid over to the successor trustee or to the court.

         (d) The Primary Sponsor reserves the right at any time to amend, in whole or in part, any or all of the provisions of this Trust by notice thereof delivered in writing to the Trustee, provided that any amendment which affects the rights, duties or responsibilities of the Trustee may not be made without the consent of the Trustee.

         (e) The Trust shall continue for such time as may be necessary to accomplish the purposes for which it was created and shall terminate only upon the complete distribution of the Fund. This Trust may be terminated as of any date (and shall in fact terminate upon the complete distribution of the Fund on such date or thereafter) by the Primary Sponsor by notice to the Trustee and the Plan Administrator, which notice shall specify the date as of which this Trust shall terminate, must be received by the Trustee prior to such date and must be given in the manner prescribed for notices in the Plan. Upon termination of the Trust, provided that the Trustee has not received instructions to the contrary from the Primary Sponsor, the Trustee shall liquidate the Fund and, after paying the reasonable expenses of the Trust, including expenses involved in the termination, distribute the balance thereof according to the written directions of the Plan Administrator; provided, however, that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan and the Trust nor the exempt status of the Plan and the Trust or, in the event that such letter is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Plan and the Trust; and provided, further, that in no event shall any distribution be made by the Trustee unless and until the Trustee is reasonably satisfied that the distribution will not be contrary to the applicable provisions of the Plan dealing with terminations of the Plan and the Trust.

         (f) The Trust and the contributions made by a Plan Sponsor to the Trustee pursuant to the Plan and the Trust are conditioned upon the conditions set forth in the Plan as to


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

qualification and returns of contributions, and the returns of contributions by the Trustee to a Plan Sponsor in certain events shall be governed by such provisions of the Plan.

         (g) In the event more than one person or entity is serving as the Trustee, the persons or entities so serving shall act by the action of a majority, with or without a meeting, and any action may be evidenced by a writing executed by a majority of the persons or entities constituting the Trustee.

         (h) Any notice, direction, statement or certificate to be given to the Trustee in connection with the Plan, this Trust or the Fund shall be promptly given and shall be given in accordance with the Plan.

         (i) Each Plan Sponsor agrees at its sole cost and expense to indemnify and hold harmless the Plan, the Trust, the Fund and the Trustee from and against any claim, liability, loss, cost, expense, action or cause of action resulting from or in connection with any claim asserted by any person or persons where the Trustee has acted in good faith pursuant to this Trust or in reliance on a written notice, direction or certificate to the extent the notice, direction, or certificate is authorized in the Plan or the Trust and has been given in accordance with the terms and conditions of the Plan.

         (j) The Trust shall be administered, construed and enforced according to the laws of the State of Georgia and the laws of the United States to the extent they preempt state law or are otherwise applicable to this Trust, and the Trustee shall be liable to account only in the courts of that state and in any court of appropriate jurisdiction of the United States. All transfers of funds or other property to or from the Trustee shall be deemed to take place in the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust to be duly executed as of the day and year first above written.

                  PRIMARY SPONSOR:          FIRST BANKING COMPANY
                                              OF SOUTHEAST GEORGIA


                                            By:        James Eli Hodges
                                                   ---------------------------

                                            Title:     President
                                                   ----------------------------
ATTEST:

Mary C. Olliff
---------------------
Secretary - Treasurer

      [CORPORATE SEAL]


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

  PLAN SPONSORS:                        FIRST BULLOCH BANK
                                          & TRUST COMPANY


                                        By:  James Eli Hodges
                                              -------------------------------
                                        Title:  President
                                              -------------------------------
ATTEST:

Mary C. Olliff
-------------------------------
Secretary

      [CORPORATE SEAL]


                                        METTER BANKING COMPANY


                                        By:  Julian C. Lane
                                              -------------------------------

                                        Title:  President
                                              -------------------------------
ATTEST:

Dan Parrish, Jr.
------------------------------------
Secretary

      [CORPORATE SEAL]


      TRUSTEE:                          FIRST BULLOCH BANK
                                          & TRUST COMPANY


                                        By:  John B. Barton
                                             ---------------------------------

                                        Title:  Vice President & Trust Officer
                                              --------------------------------
ATTEST:

Debra R. Standridge
------------------------------------
Title:  Trust Administrative Officer
      ------------------------------
                [SEAL]